UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 East High Street, Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On May 10, 2017, Inventure Foods, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Borrowers”) entered into a Limited Waiver and Third Amendment to Credit Agreement (the “BSP Amendment”) with the lenders party thereto (the “BSP Lenders”) and BSP Agency, LLC, as the administrative agent (“BSP”), which amends the Credit Agreement, dated as of November 18, 2015, by and among the Borrowers, the BSP Lenders, and BSP (as amended from time to time, the “Term Loan Credit Agreement”). Under the terms of the BSP Amendment, the BSP Lenders granted the Company (i) an extension of the temporary waiver of the requirement under the Term Loan Credit Agreement to deliver audited financial statements without a going concern opinion from May 15, 2017 to July 17, 2017 and (ii) a temporary waiver of the minimum EBITDA covenant until July 17, 2017. The BSP Amendment also requires that the Company comply with a minimum EBITDA target covenant commencing with the fiscal month ending June 30, 2017, measured over the 12-months then ended, and increases the Company’s prepayment fees in the event of a payment or prepayment of principal under the Term Loan Credit Agreement (excluding regularly scheduled principal payments).

The foregoing description of the BSP Amendment does not purport to be complete and is qualified in its entirety by reference to the BSP Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 1, 2017.

Item 2.02.             Results of Operations and Financial Condition.

On May 11, 2017, the Company issued a news release announcing its financial results for the first quarter ended April 1, 2017. A copy of the news release is furnished as Exhibit 99.1 to this report.

In accordance with general instruction B.2 to Form 8-K, information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 99.1                                                                              Press release reporting first quarter 2017 results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventure Foods, Inc.
(Registrant)

Date:	May 11, 2017
/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer